Statement of Additional Information (SAI) Supplement American Century Capital Portfolios, Inc. (SAI dated March 1, 2014)
Supplement dated April 4, 2014

The following replaces the Ownership of Fund Shares tables on page 26.

Ownership of Fund Shares

The directors owned shares in the funds as of December 31, 2013, as shown in the tables below.

Name of Directors
	Barry Fink(1)	Jonathan S. Thomas(1)	Thomas A. Brown(1)	Andrea C. Hall, Ph.D. (1)	Jan M. Lewis(1)
Dollar Range of Equity Securities in the Funds:
Global Real Estate	A	E	A	A	A
Real Estate	A	E	A	C	C
Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies	E	E	C	E	E

Ranges: A—none, B—$1-$10,000, C—$10,001-$50,000, D—$50,001-$100,000, E—More than $100,000

1	This director owns shares of one or more registered investment companies in the American Century Investments family of funds that are not overseen by this board.

Name of Directors
	James A. Olson	M. Jeannine Strandjord(1)	John R. Whitten(1)	Stephen E. Yates
Dollar Range of Equity Securities in the Funds:
Global Real Estate	A	A	A	A
Real Estate	B	A	D	A
Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies	E	E	E	E

Ranges: A—none, B—$1-$10,000, C—$10,001-$50,000, D—$50,001-$100,000, E—More than $100,000

1	This director owns shares of one or more registered investment companies in the American Century Investments family of funds that are not overseen by this board.

©2014 American Century Proprietary Holdings, Inc. All rights reserved.

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